AMENDMENT ONE TO
                                ----------------

                        RETIREMENT PLAN FOR EMPLOYEES OF
                        --------------------------------

                CAPITAL SOUTHWEST CORPORATION AND ITS AFFILIATES
                ------------------------------------------------

                As Amended and Restated Effective April 1, 1989
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     WHEREAS,  effective as of April 1, 1989, the Retirement  Plan for Employees
of Capital Southwest Corporation and its Affiliates ( the "Plan") was amended and restated in its entirety;

     WHEREAS, by the terms of Section 6.4 of the amended and restated Plan, said
Plan  may  be  amended  by  Capital   Southwest   Corporation  (the  "Sponsoring
Employer");

and

     WHEREAS, the Sponsoring Employer has determined that the Plan should be amended to remove the exclusions for "Super Highly compensated Employees" and "Highly compensated Employees" from the provisions in the First Supplement concerning preservation of accrued benefits in certain superseded plans; and

     WHEREAS, the Board of Directors of the Sponsoring Employer has approved and adopted such amendment;

     NOW, THEREFORE, the Plan is hereby amended, effective as of January 1, 1998, as follows:

     1. Section (B)(2)(e) of the First Supplement to the Plan is deleted in its entirety.

     2. Section (B)(2)(f) of the First Supplement to the Plan is amended to read in its entirety as follows:

     "(f) 'Superseded Plan Accrued Benefit Preservation Date' shall mean the earliest of:

           (i)     March 31, 1993; or
           (ii) the date of the Participant's retirement or termination of service; provided, however, if the Participant was a participant in the Capital Southwest Superseded Plan, the Jet-Lube Superseded Plan, the RectorSeal


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           Superseded Plan or the  Whitmore Superseded  Plan  prior to  April 1,
           1989, his Credited Service includes service which was accrued prior to April 1, 1989, under one of the aforementioned Superseded Plans, and his date of birth is prior to April 1, 1943, his 'Superseded Plan
           Accrued  Benefit  Preservation  Date'   shall  be  the  date  of  his
           retirement or termination of service."

     IN  WITNESS  WHEREOF,   CAPITAL  SOUTHWEST   CORPORATION  has  caused  this
instrument to be excuted by its duly authorized officers on this 19th day of January, 1998.


ATTEST:                                 CAPITAL SOUTHWEST CORPORATION


/s/ Tim Smith                           By  /s/ William R. Thomas
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Secretary
                                        Title:  President
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